Exhibit 99.1

June 5, 2008

Mr. Wayne Moor
Chief Executive Officer
Dyadic International, Inc.
140 Intracoastal Pointe Drive
Suite 404
Jupiter, Florida 33477-5094

Dear Mr. Moor:

This is to confirm that the client-auditor relationship between Dyadic International, Inc. (Commission File Number 333-102629) and Ernst & Young LLP has ceased.

Very truly yours,

/s/ Ernst & Young LLP

cc:       PCAOB Letter File
Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561
Via facsimile 202-772-9251